UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2019

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Congress Street, Boston, MA (Address of principal executive offices)	02210 (Zip Code)

Registrant’s telephone number, including area code (888) 882-1880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2019, Brightcove Inc. (the “Company”), Othello Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“U.S. Sub”), and Brightcove, S. de R.L. de C.V., a Mexico sociedad de responsabilidad limitada de capital variable and wholly-owned subsidiary of the Company (“Mexico Sub”), entered into an Asset Purchase and Sale Agreement (the “Purchase Agreement”) with Ooyala, Inc., a Delaware corporation (“Ooyala”), Ooyala Global, Inc., a Delaware corporation (“Seller Parent”) and Ooyala México S. de R.L. de C.V., a Mexico sociedad de responsabilidad limitada de capital variable (the “Seller Subsidiary”, and together with Ooyala and Seller Parent, the “Sellers”).

Pursuant to the Purchase Agreement, the Sellers will sell, and U.S. Sub and Mexico Sub will purchase, the online video platform (OVP) assets of Ooyala (the “Transaction”), in exchange for 1,056,763 unregistered shares of common stock of Brightcove Inc. (the “Shares”) and approximately $6.25 million of cash, which includes up to $500,000 as a reimbursement of Ooyala’s audit fees incurred in connection with the Transaction. The Purchase Agreement provides that approximately $2.65 million of the cash will be placed into an escrow account to settle certain claims for indemnification for breaches or inaccuracies in Ooyala’s representations and warranties, covenants, and agreements.

There are no material relationships among the Company and Ooyala or any of their respective affiliates or any of the other parties to the Purchase Agreement or the related ancillary agreements, other than in respect of such agreements.

The Transaction and the Purchase Agreement were approved by the board of directors of the Company, the board of directors of U.S. Sub, the board of directors and stockholders of Seller Parent, the board of directors of Ooyala and the sole stockholder of the Seller Sub. The Purchase Agreement contains customary representations, warranties, and covenants by each of the parties. The Transaction is expected to close in the first half of 2019, subject to customary closing conditions.

The foregoing description of the Purchase Agreement does not purport to be a complete statement of the parties’ rights under the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

The Purchase Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company or Ooyala. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Ooyala or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

Item 2.02.	Results of Operations and Financial Condition.

On February 13, 2019, the Company issued a press release announcing certain financial and other information for the quarter and year ended December 31, 2018. The full text of the press release and the related attachments are furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.02.	Unregistered Sale of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Shares that will be issued upon the closing of the Transaction, as described above, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On February 13, 2019, the Company issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing of the Transaction. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of the Company, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, the risk that the Transaction does not close. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in our public filings with the Securities and Exchange Commission, including our quarterly report on Form 10-Q for the quarterly period ended September 30, 2018, under the heading Part II, Item 1A “Risk Factors,” available on our website at https://investor.brightcove.com/sec-filings and on the SEC’s website at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Asset Purchase and Sale Agreement, dated as of February 13, 2019, by and among Brightcove Inc., Othello Acquisition Corporation, Brightcove, S. de R.L. de C.V., Ooyala, Inc., Ooyala Global, Inc., and Ooyala México, S. de R.L. de C.V.

99.1	Press Release of Brightcove Inc. dated February 13, 2019, including attachments, furnished herewith.

99.2	Press Release of Brightcove Inc. dated February 13, 2019, including attachments, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Purchase Agreement are omitted pursuant to Item 601(b) of Regulation S-K. Brightcove Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

*     *      *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brightcove Inc.

Date: February 13, 2019	By:	/s/ Robert Noreck
Robert Noreck Chief Financial Officer